                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 17, 1997

                             BRE PROPERTIES, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Maryland                        0-5305                         94-1722214
 (STATE OR OTHER                (COMMISSION FILE               (I.R.S. EMPLOYER
 JURISDICTION OF                    NUMBER)                     IDENTIFICATION
INCORPORATION OR                                                   NUMBER)
 ORGANIZATION)

      One Montgomery Street
      Telesis Tower, Suite 2500
      San Francisco, California  14104                     94104-5525
-----------------------------------------------    ----------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                (415) 445-6530
             ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.   Description

     10.1 Amended and Restated Limited Liability Company Agreement of BRE Property Investors LLC, dated as November 18, 1997, by and among BRE Properties, Inc., and the other parties named therein

     10.2 Limited Liability Company Agreement of Blue Ravine Investors, LLC, dated as of November 18, 1997, by and between BRE Properties, Inc., and Blue Ravine Realty Partners

     10.3 Unsecured Line of Credit Loan Agreement, dated as of November 17, 1997, by and between BRE Properties, Inc., and Bank of America National Trust and Savings Association

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRE PROPERTIES, INC.



Date: December 18, 1997                 By:/s/ LeRoy E. Carlson
                                           -------------------------------------
                                           LeRoy E. Carlson
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.      Description

     10.1 Amended and Restated Limited Liability Company Agreement of BRE Property Investors LLC, dated as November 18, 1997, by and among BRE Properties, Inc., and the other parties named therein

     10.2 Limited Liability Company Agreement of Blue Ravine Investors, LLC, dated as of November 18, 1997, by and between BRE Properties, Inc., and Blue Ravine Realty Partners

     10.3 Unsecured Line of Credit Loan Agreement, dated as of November 17, 1997, by and between BRE Properties, Inc., and Bank of America National Trust and Savings Association

                                       4